                                                                   EXHIBIT 10.41
                          DP OPERATING PARTNERSHIP, LP



                STANDARD INDUSTRIAL LEASE                 For Landlord Use Only
                       (NET-NET-NET)                             Building #256D
                                                                           ----
                                                                       L/A: EGZ

Lease Preparation Date: September 11, 2000

Landlord: DP OPERATING PARTNERSHIP, L.P., A DELAWARE LIMITED PARTNERSHIP, LOCATED AT 1200 FINANCIAL BOULEVARD, P. O. BOX 7098, RENO, NEVADA 89510

Tenant:  United Stationers Supply Co., AN ILLINOIS CORPORATION

Trade Name (dba):  United Stationers

1. LEASE TERMS

            1.01 Premises: The Premises referred to in this Lease contain an approximately ninety-nine thousand (99,000) square foot portion of the building comprising approximately three hundred ninety-four thousand, one hundred five (394,105) square feet (the "Building") as shown on Exhibit "A" attached. The address of the Premises is: 1190 Trademark Drive, Reno, Nevada 89510.

            1.02 Project: The Project in which the Premises are located consists of approximately twenty-three and 31/100ths (23.31) acres of land and all improvements including the Building situated thereon as shown on Exhibit "A".

            1.03 Tenant's Notice Address: Tenant's Notice Address is the address of the Leased Premises as defined in Section 1.01 with a copy to United Stationers Supply Co. Law Department, 2200 East Golf Road, Des Plaines, IL 60016.

            1.04 Landlord's Notice Address: P. O. BOX 7098, RENO, NEVADA 89510

            1.05 Tenant's Permitted Use: General warehouse and distribution of business and consumer products in full compliance with the terms of this Lease.

            1.06 Lease Term: The Lease Term is for ten (10) years and commences on the Commencement Date as hereinafter defined and expires ten (10) years thereafter. The Commencement Date shall be evidenced by a commencement date certificate in the form of Exhibit E attached hereto, which the parties agree to execute within ten (10) days of the Commencement Date. Tenant shall also be entitled to the options to extend the Lease Term for two (2) additional five (5) year periods (the "Extension Terms") as defined in Section 41.01 below), subject to and in compliance with the terms and conditions specified in Section 41.01 below. For purposes of this Lease, the terms "Lease Term," "term of the Lease," and "term" shall mean and include the initial ten (10) year period of the Lease specified above, together with the Extension Term(s) to the extent the Extension Option(s) are exercised by Tenant pursuant to Section 41.01 below, and the term "Initial Lease Term," shall mean the initial ten (10) year period of the Lease specified above.

            1.07 Base Monthly Rent: Base Monthly Rent shall be paid in lawful money of the United States of America in accordance with the following schedule:

         LEASE PERIOD                          BASE MONTHLY RENT AMOUNT
         ------------                          ------------------------
         Commencement Date - Month 30          $32,422.50 ($.3275/SF)
         Months 31-60                          $33,660.00 ($.34/SF)
         Months 61-90                          $34,947.00 ($.353/SF)
         Months 91-120                         $36,285.00 ($.3665/SF)
         Extension Term(s)                     Determined per Section 41.02

Additional Base Monthly Rent may also be payable pursuant to Section 39.01 below.

            1.08  Security Deposit:  None.

            1.09 Proportionate Share: Tenant's Proportionate Share is twenty-five and 12/100ths percent (25.12%) based upon the total square footage of the Building and the square footage of the Premises.

            1.10 Commencement Date: The Commencement Date will be the date when the office and warehouse areas of the Premises are subject to a temporary certificate of occupancy. Incomplete minor items in the office area, including but not limited to, touch up items, unhung interior doors, incomplete cove bases, and similar items will not delay the Commencement Date. Landlord agrees to provide Tenant with notice of the anticipated Commencement Date at least two weeks prior to the date Landlord anticipates will be the Commencement Date; however, Tenant acknowledges that the date Landlord provides in such notice will be Landlord's good faith estimate and any inaccuracy of such estimate will not affect the determination of the actual Commencement Date. As of the date of execution of this Lease, Landlord estimates the Commencement Date will be approximately March 1, 2001.

            1.11 Parking: Tenant is entitled to fifty (50) parking spaces within the Project as depicted on Exhibit "A", subject to the provisions of Section 8. of this Lease.

            1.12 Tenant Improvements: Tenant Improvements to be performed in the Premises, if any, will be performed in accordance with the terms and provisions entitled "Landlord's Work" contained on Exhibit B attached. Thereafter during the Lease Term, Landlord will be under no obligation to alter, change, decorate or improve the Premises.

            1.13  [INTENTIONALLY DELETED]

2. DEMISE AND POSSESSION

         2.01 Landlord leases to Tenant and Tenant leases from Landlord the Premises described in 1.01. By entering the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition subject only to Landlord's Work Landlord has agreed to do as stated on Exhibit B. Landlord expressly reserves its right to lease any other space available in the Project to whom ever it wishes, further Tenant hereby acknowledges that it did not rely on any other tenant remaining a tenant in the Project as a consideration for entering into this Lease. Except as set forth in Section 43.01 below, nothing contained in this Lease, including any Exhibits hereto, shall be interpreted or is intended in any way as a representation or warranty by Landlord as to the quantity, quality, or fitness of the Premises, including, without limitation, a fitness for any particular purpose, each of which is expressly disclaimed by Landlord hereunder.

         2.02 If for any reason Landlord cannot deliver possession of the Premises with a Temporary Certificate of Occupancy by March 1, 2001 (the "Scheduled Lease Commencement Date"), Landlord shall not be subject to any liability nor shall the validity of this Lease be affected. However, Tenant, unless it is the cause of the delay, as Tenant's sole and exclusive remedy has the right to cancel this Lease by written notification if possession of the Premises with a Temporary Certificate of Occupancy is not delivered within ninety (90) days of the Scheduled Lease Commencement Date. Provided that Landlord has exercised commercially reasonable efforts to complete Landlord's Work and obtain a Temporary Certificate of Occupancy for the Premises, Landlord may terminate this Lease by giving written notice to Tenant of possession of the Premises with a Temporary Certificate of Occupancy is not delivered within ninety (90) days of the Scheduled Lease Commencement Date. The dates specified in this Section 2.02 shall be extended for delays caused by Tenant or Tenant's representatives, agents, contractors, employees, or invitees, and by FORCE MAJEURE events described in Section
38.11 below; provided, however, that notwithstanding any other provision of this Lease, Tenant's obligation to pay Rent under this Lease shall not be extended with respect to and shall be required for the period of all delays caused by Tenant or Tenant's representatives, agents, contractors, employees, or invitees.

         2.03  [INTENTIONALLY DELETED]

         2.04. Landlord agrees to utilize reasonable efforts to allow Tenant access to about 50% of warehouse space, Tenant to supply its own temporary utilities for set-up purposes as soon as construction permits, which Landlord projects to be on or about December 1, 2000, provided no further Tenant changes to construction. Any such access permitted by Landlord shall be limited as Landlord may direct in its sole discretion, and in no event will any such access be permitted to the extent such access impedes completion of Landlord's Work. Tenant hereby waives and releases Landlord from any damage to Tenant or Tenant's property and Tenant shall indemnify and hold Landlord harmless from all liability, loss or damage arising from or related to Tenant's entry upon the Premises before the Commencement Date or the performance of Tenant's Work, including without limitation the negligence or intentional acts of Tenant or Tenant's employees, agents, contractors, suppliers, agents, invitees and licensees.

3. BASE MONTHLY RENT

         3.01 Base Monthly Rent: On the first day of every calendar month of the Lease Term commencing on the Commencement Date (subject to the provisions of Section 2.02 hereof), Tenant will pay, without deduction or offset, prior notice or demand, Base Monthly Rent and Additional Rent at the place designated by Landlord. In the event this Lease is to commence upon a date not ascertained on execution, both parties agree to complete and execute a Commencement Date Certificate in the form of Exhibit "E" within ten (10) days of the Commencement Date, if applicable.

         3.02  Adjustments:

         A.  INTENTIONALLY LEFT BLANK.

         B.  INTENTIONALLY LEFT BLANK.

         C. Landlord will give Tenant notice of such increase by written invoice, however, failure of Landlord to give such notice shall not be construed as a waiver of the increase and any such increase amount shall accrue to the Rent.

         3.03 Any installment of rent or any other charge payable which is not paid within ten (10) days after it becomes due will be considered past due and Tenant will pay to Landlord as Additional Rent a late charge equal to the product of the variable Prime Rate "Prime", plus six percent (6%) per annum as charged by Bank of America, Nevada; times the amount of such installment amount due, or eighteen percent (18%) per annum (the "Agreed Interest Rate") of such installment or the sum of twenty-five dollars ($25.00), whichever is greater, for each month or fractional month transpiring from the date due until paid. A twenty-five dollar ($25.00) handling charge will be paid by Tenant to Landlord for each returned check and, thereafter, if this occurs twice in any twenty-four (24) month period, Tenant will pay all future payments of rent or other charges due by electronic funds transfer. In the event a late charge is assessed for three
(3) consecutive rental periods, whether or not it is collected, the rent shall without further notice become due and payable quarterly in advance notwithstanding any provision of this Lease to the contrary. If Tenant shall be served with a demand for the payment of past due rent, any payments tendered thereafter to cure any default by Tenant shall be made only by electronic funds transfer.

         3.04  [INTENTIONALLY DELETED]

4.  COMMON AREAS

         4.01 Definitions: "Common Areas": "Common Area" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Project that are provided and designated by Landlord for the non-exclusive use of Landlord, Tenant and other lessees of the Project and their respective employees, agents, customers and invitees. Common Areas include, but are not limited to: all parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, corridors, landscaped areas, conservation easements, wetlands, entry way, pump room and any restrooms used in common by lessees.

         4.02 So long as Tenant is not in default under the Lease beyond curative periods, Tenant, its employees, agents, customers and invitees have the non-exclusive right (in common with other tenants, Landlord, and any other person granted use by Landlord) to use of the Common Areas. Tenant agrees to abide by and conform to, and to cause its employees, agents, customers and invitees to abide by and conform to all rules and regulations established by Landlord subject to provisions of paragraph 24.

         4.03 Landlord has the right, in its sole discretion, from time to time, to: 1) make changes to the Common Areas, including without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, ingress, egress, direction of driveways, entrances, corridors parking areas and walkways; 2) close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; 3) add additional buildings and improvements to the Common Areas; 4) use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project or any portion thereof; do and perform any other acts or make any other changes in, to or with respect to the Common Areas and Project as Landlord may, in the exercise of sound business judgement, deem to be appropriate.

         4.04  [INTENTIONALLY DELETED]

5. ADDITIONAL RENT

         5.01 All charges payable by Tenant other than Base Monthly Rent are called "Additional Rent". Unless this lease provides otherwise, Additional Rent is to be paid with the next monthly installment of Base Monthly Rent and is subject to the provisions of 3.03. The term "rent" whenever used in this Lease means Base Monthly Rent and Additional Rent.

         5.02 Operating Costs

           A. "Operating Costs" are all costs and expenses of ownership, operation, maintenance, management, repair and insurance incurred by Landlord for the Project including, but not limited to the following: all supplies, materials, labor and equipment, used in or related to the operation and maintenance of the Common Areas; all utilities, including but not limited to: water, electricity, gas, heating, lighting, sewer, waste disposal related to the maintenance or operation of the Common Areas; all air-conditioning and ventilating costs related to the maintenance or operation of the Project; all Landlord's costs in managing, maintaining, repairing, operating and insuring the Project, including, for example, clerical, supervisory, and janitorial staff; all maintenance, management and service agreements, including but not limited to, janitorial, security, trash removal related to the maintenance or operation of the Project; all legal and accounting costs and fees for licenses and permits related to the ownership and operation of the Project; all insurance premiums and costs of fire, casualty, and liability coverage, and rent abatement and any other type of insurance related to the Entire Project, including any deductible for a loss attributable to the Premises; all operation, maintenance and repair costs to the Common Areas, including but not limited to, sidewalks, walkways, parkways, parking areas, loading and unloading areas, trash areas, roadways, driveways, corridors, wetlands, conservation areas, entryway and pump room, and landscaped area, including for example, costs of resurfacing and restriping parking areas; all maintenance and repair costs of building exteriors (including painting, asphalt repair and replacement and roof maintenance, repair and replacement), restrooms used in common by Tenant and signs and directories of the Project; amortization (along with reasonable financing charges) of capital improvements made to the Common Areas which may be required by any government authority or which will improve the operating efficiency of the Project; a reasonable reserve for repairs and replacement; and a fee equal to three percent (3%) of the Base Monthly Rent for each month of the Lease Term for Landlord's operation of the Common Areas. Operating Costs will not include depreciation of the Project.

         B. Tenant shall pay to Landlord Tenant's Proportionate Share of the Operating Costs as indicated in 1.09. If there is a change in the square footage of either the Project or the Premises during the term of this Lease the Proportionate Share of the Tenant shall be adjusted accordingly. Such payment shall be paid by Tenant with and in addition to the monthly payment of Base Monthly Rent. Tenant shall, if Landlord so elects, pay to Landlord on a monthly basis, in advance, the amount which Landlord reasonably estimates to be Tenant's Proportionate Share of the Operating Costs. In the event of such election by Landlord, Landlord shall periodically determine Tenant's share of the actual Operating Costs, and in the event that the amount which Tenant has paid to Landlord on account of the estimated Operating Costs is less than his share of such actual Operating Costs, Tenant shall pay such difference to Landlord on the next rent payment date. In the event that Tenant has paid to Landlord more than his share of such actual Operating Costs, the amount of such difference shall be credited against Tenant's payments of Operating Costs next due or if such period is at the end of the Lease term the amount of any overpayment shall be promptly refunded to Tenant.

         C. Failure by Landlord to provide Tenant with a statement by April 1st of each year shall not constitute a waiver by Landlord of its right to collect Tenant's share of Operating Costs or estimates for a particular calendar year; Landlord's right to charge Tenant for such expenses in subsequent years is not waived.

         D. Tenant shall have a reasonable right to audit Landlord's records relative to CAM charges, provided any such audit shall be limited to CAM charges incurred within one year of the audit request.

         5.03  Taxes

           A. "Real Project Taxes" are: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Project; (ii) any tax or fee on Landlord's right to receive, or the receipt of, rent or income from the Project or against Landlord's business of leasing the Project, (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Project by any governmental agency;
(iv) any tax imposed upon this transaction, or based upon a re-assessment of the Project due to a change in ownership or transfer of all of part or Landlord's interest in the Project; (v) any charge or fee replacing, substituting for, or in addition to any tax previously included within the definition of real property tax; and (vi) the Landlord's cost of any tax protest relating to any of the above. Real Project Taxes do not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

           B. Tenant shall pay to Landlord Tenant's Proportionate Share of the Real Project Taxes as indicated in 1.09. Such payment shall be paid by Tenant annually upon being invoiced for such taxes in addition to the monthly payment of Base Monthly Rent. Tenant shall, if Landlord so elects, pay to Landlord on a monthly basis, in advance, the amount which Landlord reasonably estimates to be Tenant's Proportionate Share of the Real Project Taxes. In the event of such election by Landlord,

Landlord shall periodically determine Tenant's share of the actual Real Project Taxes, and in the event that the amount which Tenant has paid to Landlord on account of the Real Project Taxes is less than his share of such actual Real Project Taxes, Tenant shall pay such difference to Landlord on the next rent payment date. In the event that Tenant has paid to Landlord more than his share of such actual Real Project Taxes, the amount of such difference shall be credited against Tenant's payment of Real Project Taxes next due. If the Lease term is expired then Landlord shall promptly refund any overpayment to Tenant.

           C. Personal Property Taxes: Tenant will pay all taxes charged against trade fixtures, furnishing, equipment or any other personal property belonging to Tenant. Tenant will have personal property taxes billed separately from the Project. If any of Tenant's personal property is taxed with the Project, Tenant will pay Landlord the taxes for the personal property upon demand by Landlord.

         5.04 Based on Tenant's Proportionate Share defined in 1.09, Tenant agrees to pay as Additional Rent to Landlord its share of any parking charges, utility surcharges, occupancy taxes, or any other costs resulting from the statutes or regulations, or interpretations thereof, enacted by any governmental authority in connection with the use or occupancy of the Project or the parking facilities serving the Project, or any part thereof.

         5.05 Landlord by completing this paragraph may elect to have Tenant pay a monthly estimate of the Additional Rent due from Tenant of Five and one-half cents (5.5(cent)) per square foot, i.e., Five Thousand, Four Hundred Forty-five Dollars ($5,445) per month. Landlord shall make adjustments to this estimate based upon actual costs and projected future costs. Landlord shall periodically determine the balance between actual Additional Rent and Additional Rent paid by Tenant and make adjustments in accordance with 5.02 and 5.03 above.

6. SECURITY DEPOSIT

         6.01     Intentionally deleted.

7. USE OF PREMISES:  QUIET CONDUCT

         7.01 The Premises may be used and occupied only for Tenant's Permitted Use as shown in 1.05 and for no other purpose, without obtaining Landlord's prior written consent. Tenant will comply with all laws, ordinances, orders and regulations affecting the Premises. Tenant will not perform any act or carry on any practices that may injure the Project or the Premises or be a nuisance or menace, or disturb the quiet enjoyment of other lessees in the Project including but not limited to equipment which causes vibration, use or storage of chemicals, or heat or noise which is not properly insulated. Tenant will not cause, maintain or permit any outside storage on or about the Premises. In addition, Tenant will not allow any condition or thing to remain on or about the Premises which diminishes the appearance or aesthetic qualities of the Premises and/or the Project or the surrounding property. The keeping of a dog or other animal on or about the Premises is expressly prohibited.

            7.02 As used in this Article 7., the following terms shall have the following meanings:

                  A. The term, "Environmental Laws," means all federal, state, and local statutes, laws, rules, regulations, and ordinances relating to the protection of human health or environmental matters, including, without limitation, those relating to fines, orders, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the release or threatened release of Hazardous Substances (as hereinafter defined) and the generation, use, storage, transportation, or disposal of Hazardous Substances, in any manner applicable to Tenant or the Project, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. ss. 9601 ET SEQ.); the Hazardous Material Transportation Act (49 U.S.C. ss. 1801 ET SEQ.); the Resource Conservation and Recovery Act of 1976 (42 U.S.C. ss. 6901 ET SEQ.); the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 ET SEQ.); the Clean Air Act (42 U.S.C. ss. 7401 ET SEQ.); the United States Environmental Protection Agency's Rules Concerning Underground Storage Tanks; the Toxic Substances Control Act of 1976 (15 U.S.C. ss. 2601 ET SEQ.); the Safe Drinking Water Act (42 U.S.C. ss. 300 ET SEQ.); the Occupational Safety and Health Act of 1970 (29 U.S.C. ss. 651 ET SEQ.); the Federal Hazardous Substances Act (15 U.S.C. ss. 1261ET SEQ.); the Emergency Planning and Community Right-to-Know Act (42 U.S.C. ss. 11001 ET SEQ.); Chapter 444 of the Nevada Revised Statutes ("NRS"), Sanitation; Chapter 445A of the NRS, Water Control; Chapter 445B of the NRS, Air Pollution; Chapter 459 of the NRS, Hazardous Materials; Title 40 of the NRS, Public Health and Safety; Title 47 of the NRS, Forestry, Forest Products and Flora; and the Uniform Fire Code; each as heretofore and hereafter amended, modified, replaced or supplemented, and any future or present local, state or federal laws, statutes, rules and regulations promulgated thereunder or pursuant thereto, and any other present or future law, ordinance, rule, regulation, permit or permit condition, order or directive addressing environmental, health or safety issues of or by the federal government, any state or any political subdivision thereof, or any agency, court or body of the federal government, or any state or any political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions which are applicable to the Project or Tenant.

                  B. The term, "Hazardous Waste," means (i) any chemical, material, substance, mixture, waste, or item defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "regulated substances," "restricted hazardous waste," "toxic pollutants," "pollutants," "toxic substances" or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, without limitation, Environmental Laws, or which is or becomes listed, regulated, or addressed by any federal, state, regional or local governmental authority because it is any way hazardous, toxic, polluting carcinogenic, otherwise adversely affects any part of the environment or creates risks of any such hazards or effects; (ii) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters or other wastes associated with the exploration, development or production of crude oil, any flammable substances or explosives, any radioactive materials, any hazardous wastes or substances, any toxic wastes or substances or any other materials or pollutants which (I) pose a hazard to the Project or to persons on or about the Project, or (II) cause the Project to be in violation of any Environmental Laws; (iii) asbestos in any form which is or could become friable, radon gas, urea formaldehyde foam insulation, polychlorinated biphenyls; (iv) infectious or medical waste; and (v) any other chemical, material or substance, exposure to which is prohibited, limited or regulated under any Environmental Law.

         7.03 Tenant's Covenants. Tenant does not intend to and Tenant will not, nor will Tenant allow any other person (including partnerships, corporations and joint ventures), during the term of this Lease to manufacture, process, store, distribute, use, discharge or dispose of any Hazardous Waste in, under or on the Project, the Common Areas, or any property adjacent thereto.

         A. Tenant shall notify Landlord promptly in the event of any spill or release of Hazardous Waste into, on, or onto the Project regardless of the source of spill or release, whenever Tenant knows or suspects that such a release occurred.

         B. Tenant will not be involved in operations at or near the Project which could lead to the imposition on the Tenant or the Landlord of liability or the creation of a lien on the Project, under the Environmental Laws.

         C. Tenant shall, upon twenty-four (24) hour prior notice by Landlord (or such lesser notice as is reasonable during an emergency), permit Landlord or Landlord's agent access to the Project to conduct an environmental site assessment with respect to the Project. Landlord shall conduct such assessment during ordinary business hours, except for emergencies.

         7.04. Indemnity. Tenant for itself and its successors and assigns undertakes to protect, indemnify, save and defend Landlord, its agents, employees, directors, officers, shareholders, affiliates, consultants, independent contractors, successors and assigns (collectively the "Indemnitees") harmless from any and all liability, loss, damage and expense, including reasonable attorneys' fees, claims, suits and judgments that Landlord or any other Indemnitee, whether as Landlord or otherwise, may suffer as a result of, or with respect to:

         A. The violation by Tenant or Tenant's agents, employees, invitees, licensees or contractors of any Environmental Law, including the assertion of any lien thereunder and any suit brought or judgment rendered regardless of whether the action was commenced by a citizen (as authorized under the Environmental Laws) or by a government agency;

         B. To the extent caused, directly or indirectly by Tenant or Tenant's agents, employees, invitees, licensees or contractors, any spill or release of or the presence of any Hazardous Waste affecting the Project whether or not the same originates or emanates from the Project or any contiguous real estate, including any loss of value of the Project as a result of a spill or release of or the presence of any Hazardous Waste;

         C. To the extent caused, directly or indirectly by Tenant or Tenant's agents, employees, invitees, licensees or contractors, any other matter affecting the Project within the jurisdiction of the United States Environmental Protection Agency, the Commonwealth of Pennsylvania Department of Environmental Protection, including costs of investigations, remedial action, or other response costs whether such costs are incurred by the United States Government, the Commonwealth of Pennsylvania, or any Indemnitee;

         D. To the extent caused, directly or indirectly by Tenant or Tenant's agents, employees, invitees, licensees or contractors, liability for clean-up costs, fines, damages or penalties incurred pursuant to the provisions of any applicable Environmental Law; and

         E. To the extent caused, directly or indirectly by Tenant or Tenant's agents, employees, invitees, licensees or contractors, liability for personal injury or property damage arising under any statutory or common-law tort theory, including, without limitation, damages assessed for the maintenance of a public or private nuisance, or for the carrying of an abnormally dangerous activity, and response costs.

         7.05 Remedial Acts. In the event of any spill or release of or the presence of any Hazardous Waste affecting the Project, caused by Tenant, its employees, agents, invitees, licensees, or contractors, whether or not the same originates or emanates from the Project or any contiguous real estate, and/or if Tenant shall fail to comply with any of the requirements of any Environmental Law, Landlord may, without notice to Tenant, at its election, but without obligation so to do, gives such notices and/or cause such work to be performed at the Project and/or take any and all other actions as Landlord shall deem necessary or advisable in order to remedy said spill or release of Hazardous Waste or cure said failure of compliance and any amounts paid as a result thereof, together with interest at the rate equal to the product of the variable Prime Rate "Prime", plus six percent (6%) per annum as charged by Bank of America, Nevada; times the amount of such installment amount due, or eighteen percent (18%) per annum of such installment or the sum of twenty-five dollars ($25.00), whichever is greater, for each month or fractional month transpiring from the date due until paid.

         7.06 Settlement. Landlord upon giving Tenant ten (10) days prior notice, shall have the right in good faith to pay, settle or compromise, or litigate any claim, demand, loss, liability, cost, charge, suit, order, judgment or adjudication under the belief that it is liable therefor, whether liable or not, without the consent or approval of Tenant unless Tenant within said ten (10) day period shall protest in writing and simultaneously with such protest deposit with Landlord collateral satisfactory to Landlord sufficient to pay and satisfy any penalty and/or interest which may accrue as a result of such protest and any judgment or judgments as may result, together with attorney's fees and expenses, including, but not limited to, environmental consultants.

8. PARKING

         8.01 Tenant and Tenant's customers, suppliers, employees, and invitees have the exclusive right to park in the fifty (50) parking spaces designated on Exhibit "A". Landlord will not designate any of Tenant's parking spaces as available to any other lessee in the Project, but Tenant acknowledges that Landlord has no obligation to police the parking areas to prevent their use by other lessees. Landlord reserves the right to, on an equitable basis, assign specific spaces with or without charge to Tenant as Additional Rent, make changes in the parking layout from time to time, and to establish reasonable time limits and restrictions on parking. Tenant agrees that Landlord is under no obligation to enforce Tenant's exclusive rights set forth above.

9.  UTILITIES

         9.01 Tenant will be responsible for and shall pay for all water, gas, heat, light, power, sewer, electricity, or other services metered, chargeable to or provided to the Premises separate from and in addition to the costs outlined in Section 5.02 dealing with the utility costs for Common Area Maintenance. Landlord reserves the right to install separate meters for any such utility, at the cost of tenant.

         9.02 Landlord will not be liable or deemed in default to Tenant nor will there be any abatement of rent for any interruption or reduction of utilities or services not caused by any act of Landlord or any act reasonably beyond Landlord's control. Tenant agrees to comply with energy conservation programs implemented by Landlord by reason of enacted laws or ordinances.

         9.03 Tenant will contract and pay for all telephone and such other services for the Premises subject to the provisions of 10.03.

10. ALTERATIONS, MECHANIC'S LIENS

         10.01 Tenant will not make any alterations to the Premises without Landlord's prior written consent, except that Tenant may make nonstructural interior improvements not exceeding $25,000 in cost and not involving penetration of the roof, floor or weight-bearing walls. Tenant further agrees to notify Landlord of all Tenant alterations notwithstanding the consent limitation of the previous sentence. Landlord's consent to all alterations shall be contingent upon Tenant providing Landlord with the following items or information, all subject to Landlord's approval: (i) Tenant's contractor,
(ii) certificates of insurance by Tenant's contractor for commercial general liability insurance with limits not less than $2,000,000 General Aggregate, $1,000,000 Products/Complete Operations Aggregate, $1,000,000 Personal & Advertising Injury, $1,000,000 Each Occurrence, $50,000 Fire Damage, $5,000 Medical Expense, $1,000,000 Auto Liability (Combined Single Limit, including Hired/Non-Owned Auto Liability), Workers Compensation, including Employer's Liability, as required by state statute endorsed to show Landlord as an additional insured and for worker's compensation as required and (iii) detailed plans and specifications for such work. Tenant agrees that it will have its contractor execute a waiver of mechanic's lien and that Tenant will remove any mechanic's lien placed against the Project within ten (10) days of receipt of notice of lien. In addition, before alterations may begin, valid building permits or other permits or licenses required must be furnished to Landlord, and, once the alterations begin, Tenant will diligently and continuously pursue their completion. At Landlord's option, any alterations may become part of the realty and belong to Landlord. If requested by Landlord, Tenant will pay, prior to the commencement of the construction, an amount determined by Landlord necessary to cover the costs of demolishing such alterations and/or the cost of returning the Premises to its condition prior to such alterations. As a further condition to giving such consent, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a payment and performance bond in form acceptable to Landlord, in a principal amount not less than one and one-half times the estimated costs of such alterations, to ensure Landlord against any liability for mechanic's and materialmen's liens and to ensure completion of work. Tenant, at Landlord's option, shall at Tenant's expense remove all alterations and repair all damage to the Premises.

         10.02 Notwithstanding anything in 10.01, Tenant may, without written consent of Landlord, install trade fixtures, equipment, and machinery in conformance with the ordinances of the applicable city and county, and they may be removed upon termination of its Lease provided the Premises are not damaged by their removal. The foregoing notwithstanding, (at the conclusion of the original term or any executed renewal terms)Tenant shall either remove the Mezzanine and repair all damages to the Premises caused by such removal or leave the Mezzanine in place with no compensation therefor, at the option of Landlord. In the event Tenant desires to leave the Mezzanine in place, Tenant will request Landlord's permission to leave the Mezzanine in place not more than ninety nor less than sixty days prior to Tenant's move out date. Unless Landlord grants Tenant permission to leave the Mezzanine in place within five days of the date of such request, or otherwise notifies Tenant not to remove the Mezzanine, Tenant shall remove the Mezzanine prior to the move out date.

         10.03 Any private telephone systems and/or other related telecommunications equipment and lines must be installed within Tenant's Premises and, upon termination of this Lease removed and the Premises restored to the same condition as before such installation.

         10.04 Tenant will pay all costs for alterations and will keep the Premises, the Project and the underlying property free from any liens arising out of work performed for, materials furnished to or obligation incurred by Tenant.

         10.05 Landlord will have the right to construct or permit construction of tenant improvements in or about the Project for existing and new tenants and to alter any public areas in and around the Project. Notwithstanding anything which may be contained in this Lease, Tenant understands this right of Landlord and agrees that such construction will not be deemed to constitute a breach of this Lease by Landlord and Tenant waives any such claim which it might have arising from such construction.

11.  FIRE INSURANCE: HAZARDS AND LIABILITY INSURANCE

         11.01 Except as expressly provided as Tenant's Permitted Use, or as otherwise consented to by Landlord in writing, Tenant shall not do or permit anything to be done within or about the Premises which will increase the existing rate of insurance on the Project and shall, at its sole cost and expense, comply with any requirements, pertaining to the Premises, of any insurance organization insuring the Project and Project-related apparatus. Tenant agrees to pay to Landlord, as Additional Rent, any increases in premiums on policies resulting from Tenant's Permitted Use or other use consented to by Landlord which increases Landlord's premiums or requires extended coverage by Landlord to insure the Premises.

         11.02 Tenant, at all times during the term of this Lease and at Tenant's sole expense, will maintain a policy of standard fire and extended coverage insurance with "all risk" coverage on all Tenant's improvements and alterations in or about the Premises and on all personal property and equipment to the extent of at least ninety percent (90%) of their full replacement value. The proceeds from this policy will be used by Tenant for the replacement of personal property and equipment and the restoration of Tenant's improvements and/or alterations. This policy will contain an express waiver, in favor of Landlord, of any right of subrogation by the insurer.

         11.03 Tenant, at all times during the term on this Lease and at Tenant's sole expense, will maintain a policy of commercial general liability coverage with limits of not less than $2,000,000 combined single limit for bodily injury and property damage insuring against all liability of Tenant and its authorized representatives arising out of or in connection with Tenant's use or occupancy of the Premises.

         11.04 All insurance will name Landlord and/or Landlord's designated partners and affiliates as an additional insured and will include an express waiver of subrogation by the insurer in favor of Landlord and Tenant and will release Landlord from any claims for damage to any person, to the Premises, and to the Project, and to Tenant's personal property, equipment, improvements and alterations in or on the Premises of the Project, caused by or resulting from risks which are to be insured against by Tenant under this Lease. All insurance required to be provided by Tenant under this Lease will
(a) be issued by an insurance company authorized to do business in the state in which the Premises are located and which has and maintains a rating of B+/X in the Best's Insurance Reports or the equivalent, (b) be primary and noncontributing with any insurance carried by Landlord, and (c) contain an endorsement requiring at least thirty (30) days prior written notice of cancellation to Landlord before cancellation or change in coverage, scope or limit of any policy. Tenant will deliver a certificate of insurance or a copy of the policy to Landlord within thirty (30) days of execution of this Lease and will provide evidence of renewed insurance coverage at each anniversary, and prior to the expiration of any current policies; however, in no event will Tenant be allowed to occupy the Premises before providing adequate and acceptable proof of insurance as stated above. Tenant's failure to provide evidence of this coverage to Landlord within thirty (30) days of the provision of written notice from Landlord, Landlord may, in Landlord's sole discretion, constitute a default under this Lease.


12. INDEMNIFICATION AND WAIVER OF CLAIMS

         12.01 Tenant waives all claims against Landlord for damage to any property in or about the Premises and for injury to any persons, including death resulting therefrom, regardless of cause or time of occurrence. Tenant will defend, indemnify and hold Landlord harmless from and against any and all claims, actions, proceedings, expenses, damages and liabilities, including attorney's fees, arising out of, connected with, or resulting from any use of the Premises by Tenant, its employees, agents, visitors or licensees, including, without limitation, any failure of Tenant to comply fully with all of the terms and conditions of this Lease except for any damage or injury which is the direct result of intentional acts by Landlord, its employees, agents, visitors or licensees.

13.  REPAIRS

         13.01 Tenant shall, at its sole expense, keep and maintain the Premises and every part thereof (excepting common use equipment, which Landlord agrees to repair or replace pursuant to Section 5.02 unless damages are due to the neglect or intentional acts of Tenant or its agents, employees, visitors, or licensees), including interior windows, doors, plate glass, any store fronts and the interior of the Premises, in good and sanitary order, condition and repair. Tenant will, also, at its sole cost keep and maintain all utilities, fixtures, plumbing and mechanical equipment used by Tenant in good order and repair and furnish all expendables (light bulbs, paper goods, soaps, etc.) used in the Premises. The standard for comparison and need of repair will be the condition of the Premises at the time of commencement of this Lease and all repairs will be made by a licensed and bonded contractor approved by Landlord.

         13.02 Tenant will not make repairs to the Premises at the cost of Landlord whether by deductions of rent or otherwise, or vacate the Premises or terminate the Lease if repairs are not made. If during the Term, any alteration, addition or change to the Premises is required by legal authorities, Tenant, at its sole expense, shall promptly make the same. Landlord reserves the right to make any such repairs not made or maintained in good condition by Tenant and Tenant shall reimburse Landlord for all such costs upon demand.

         13.03 If repairs deemed necessary by Landlord or any government authority are not made by Tenant within the prescribed time frame as requested in writing, such failure to repair shall be an Event of Default subject to the provision of Section 19.01(B) hereof.

         13.04 Tenant shall, at its own expense, within thirty days of lease commencement, contract with a vendor acceptable to Landlord for the maintenance service of the HVAC which will be furnished to the Landlord upon request. If Tenant fails to obtain and maintain such a maintenance service contract Landlord shall have the right to obtain such a maintenance service contract at the expense of Tenant.

14.  AUCTIONS, SIGNS, AND LANDSCAPING

         14.01 Tenant will not conduct or permit to be conducted any sale by auction on the Premises. Landlord will have the right to control landscaping and approve the placement, size, and quality of signs pursuant to Exhibit "F", "Sign Criteria". Tenant shall have the right to place its name and logo on the exterior facade of the Building subject to the provisions of this
Section 14.01 and Exhibit F. Landlord agrees to construct a monument sign at the west access point of the Project of a size and design desired by Landlord in Landlord's reasonable discretion. Landlord agrees that Tenant shall be entitled to place its name and logo of an appropriate size on such monument sign commensurate with Tenant's Proportionate Share as specified in Section
1.09 above. Tenant shall also be allowed to place a directional sign at the second access point at the east end of the Project with a design and at a location approved by Landlord in Landlord's sole and absolute discretion, the construction and maintenance of such sign to be performed at Tenant's sole cost and expense. Tenant will not make alterations or additions to the landscaping and will not place any signs nor allow the placement of any signs, which are visible from the outside, on or about any building of the Project, nor in any landscape area, without the prior written consent of Landlord. Landlord will have the right in its sole discretion to withhold its consent. Any signs not in conformity with this Lease or in accordance with the provisions of this Section 14.01 and Exhibit "F" may be removed by Landlord at Tenant's expense.

15.  ENTRY BY LANDLORD

         15.01 Tenant will permit Landlord and Landlord's agents to enter the Premises at all reasonable times upon twenty-four (24) hours notice (except in the case of emergency or as required by governmental or administrative agency or by law, rule, or regulation, for which no prior notice is required) for the purpose of inspecting the same, or for the purpose of maintaining the Project, or for the purpose of making repairs, alterations or additions to any portion of the Project, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of nonresponsibility for alterations, additions or repairs , or for the purpose of showing the Premises to prospective tenants during the last six months of the Lease Term, or placing upon the Project any usual or ordinary "for sale" signs, without any rebate of rents and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned. Tenant will permit Landlord at any time within sixty (60) days prior to the expiration of this Lease, to place upon the Premises any usual or ordinary "to let" or "to lease" signs. Tenant will not install a new or additional lock or any bolt on any door of the Premises without the prior written consent of Landlord, which will not be unreasonably withheld. If Landlord gives its consent, such work shall be undertaken by a locksmith approved by Landlord, at Tenant's sole cost. Landlord retains the right to charge Tenant for restoring any altered doors to their condition prior to the installation of the new or additional locks.

16.  ABANDONMENT  [INTENTIONALLY DELETED]

17.  DESTRUCTION

         17.01 In the case of total destruction of the Premises, or any portion thereof substantially interfering with Tenant's use of the Premises, whether by fire or other casualty, not caused by the fault or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, this Lease shall terminate except as herein provided. If Landlord notifies Tenant in writing within forty-five (45) days of such destruction of Landlord's election to repair said damage, and if Landlord proceeds to and does repair such damage with reasonable dispatch, this Lease shall not terminate, but shall continue in full force and effect, except that Tenant shall be entitled to a reduction in the Base Monthly Rent in an amount equal to that proportion of the Base Monthly Rent which the number of square feet of floor space in the unusable portion bears to the total number of square feet of floor space in the Premises. Said reduction shall be prorated so that the rent shall only be reduced for those days any given area is actually unusable. In determining what constitutes reasonable dispatch, consideration shall be given to delays caused by labor disputes, civil commotion, war, warlike operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or control, fire or other casualty, inability to obtain any materials or services, acts of God and other causes beyond Landlord's control. If this Lease is terminated pursuant to this Section 17 and if Tenant is not in default hereunder, rent shall be prorated as of the date of termination, any security deposited with Landlord shall be returned to Tenant, less any reasonable offsets and all rights and obligations hereunder shall cease and terminate.

         17.02. Notwithstanding the foregoing provisions, in the event the Premises, or any portion thereof, shall be damaged by fire or other casualty due to the fault or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, then, without prejudice to any other rights and remedies of Landlord, this Lease shall not terminate, the damage shall be repaired at Tenant's cost, and there shall be no apportionment or abatement of any rent.

         17.03. In the event of any damage not limited to, or not including, the Premises, such that the building of which the Premises is a part is damaged to the extent of twenty-five (25%) percent or more of the cost of replacement, or the buildings (taken in the aggregate) of the Project owned by Landlord shall be damaged to the extent of more than twenty-five (25%) of the aggregate cost of replacement, Landlord may elect to terminate this Lease upon giving notice of such election in writing to Tenant within ninety (90) days after the occurrence of the event causing the damage.

         17.04. The provisions of this Section 17 with respect to Landlord shall be limited to such repair as is necessary to place the Premises in the condition specified after completion of Landlord's work as shown on Exhibit B (if applicable) and when placed in such condition the Leased Property shall be deemed restored and rendered tenantable promptly following which time Tenant, at Tenant's expense shall perform Tenant's work required by Exhibit B (if applicable) and Tenant shall also repair or replace its stock in trade, fixtures, furniture, furnishings, floor coverings and equipment, and if Tenant has closed, Tenant shall promptly reopen for business.

         17.05. All insurance proceeds payable under any fire, and/or rental insurance shall be payable solely to Landlord and Tenant shall have no interest therein. Tenant shall in no case be entitled to compensation for damages on account of any annoyance or inconvenience in making repairs under any provision of this Lease. Except to the extent provided for in this
Section 17, neither the rent payable by Tenant nor any of Tenant's other obligations under any provision of this Lease shall be affected by any damage to or destruction of the Premises or any portion thereof by any cause whatsoever.

18.  ASSIGNMENT, SUBLETTING AND TRANSFERS OF OWNERSHIP

         18.01 Tenant will not, without Landlord's prior written consent, assign, sell, mortgage, encumber, convey or otherwise transfer all or any part of Tenant's leasehold estate, or permit the Premises to be occupied by anyone other than Tenant and Tenant's employees or sublet the premises or any portion thereof (collectively called "Transfer"). Tenant must supply Landlord with any and all documents deemed necessary by Landlord to evaluate any proposed Transfer at least forty-five (45) days in advance of Tenant's proposed Transfer date. Landlord will not unreasonably withhold consent required under this section. The foregoing notwithstanding, Tenant may assign its interest under this Lease to a wholly-owned subsidiary of Tenant without the consent of Landlord, provided such subsidiary specifically assumes all obligations of Tenant under this Lease and otherwise agrees to comply with the terms and conditions of this Lease ("Permitted Transfer"). No such Permitted Transfer shall release or otherwise affect Tenant's or any guarantor's obligations under this Lease, or constitute an express or implied consent to any other Transfer of all or any part of Tenant's leasehold estate, or the occupation of the Premises by anyone other than Tenant or Tenant's employees.

         18.02 Landlord need not consent to any Transfer (other than a Permitted Transfer) for reasons including, but not limited to, whether or not: (a) in the reasonable judgment of Landlord the transferee is of a character or is engaged in a business which is not in keeping with the standard of Landlord for the Project; (b) in the reasonable judgment of Landlord any purpose for which the transferee intends to use the Premises is not in keeping with the standards of Landlord for the Project; provided in no event may any purpose for which transferee intends to use the Premises be in violation of this Lease; (c) the portion of the Premises subject to the transfer is not regular in shape with appropriate means of entering and exiting, including adherence to any local, county or other governmental codes, or is not otherwise suitable for the normal purposes associated with such a Transfer; or (d) Tenant is in default under this Lease or any other Lease with Landlord.

         18.03 In the event Landlord consents to a Transfer, Tenant will pay Landlord one half of the excess, if any, of the rent and other charges reserved in the Transfer over the allocable portion of the rent and other charges hereunder for that portion of the Premises subject to the Transfer. For the purpose of this section, the rent reserved in the Transfer will be deemed to include any lump sum payment or other consideration given to Tenant in consideration for the Transfer. Tenant will pay or cause the transferee to pay to Landlord this additional rent together with the monthly installments of rent due.

         18.04 Any consent to any Transfer which may be given by Landlord, any Permitted Transfer, or the acceptance of any rent, charges or other consideration by Landlord from Tenant or any third party, will not constitute a waiver by Landlord of the provisions of this Lease or a release of Tenant from the full performance by it of the covenants stated herein; and any consent given by Landlord to any Transfer or Permitted Transfer will not relieve Tenant (or any transferee of Tenant) from the above requirements for obtaining the written consent of Landlord to any subsequent Transfer.

         18.05 If a default under this Lease should occur while the Premises or any part of the Premises are assigned, sublet or otherwise transferred, Landlord, in addition to any other remedies provided for within this Lease or by law, may at its option collect directly from the transferee all rent or other consideration becoming due to Tenant under the Transfer and apply these monies against any sums due to Landlord by Tenant; and Tenant authorizes and directs any transferee to make payments of rent or other consideration direct to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any transferee should be construed to constitute a novation or a release of Tenant or any guarantor of Tenant from the further performance of its obligations in connection with this Lease.

         18.06 [INTENTIONALLY DELETED]

         18.07 In the event Tenant requests Landlord's consent to an Assignment, Sub-Let or Transfer of Tenant's interest in the leased Premises, Tenant agrees to pay Landlord all reasonable attorney's fees incurred by Landlord for any legal services for document review of any and all documents deemed necessary by Landlord and Tenant to Assign, Sub-let or Transfer Tenant's interest in the leased Premises.

19.  EVENTS OF DEFAULT

         19.01 Events of Default. Any one or more of the following shall constitute an "EVENT OF DEFAULT" under this Lease:

         (A) Failure by Tenant to pay any installment of Basic Rent, Additional Rent or of any other sum provided for under this Lease (whether or not treated as Additional Rent hereunder) for a period of ten (10) days from the date such payment was due;

         (B) Failure by Tenant to perform or observe in any material respect any term, covenant, provision, condition or obligation contained in this Lease which failure shall continue for a period of fifteen (15) days after written notice thereof by Landlord to Tenant (or forthwith if the default involves a hazardous or damaging condition); provided, however, that if Tenant's obligation is of such a nature that more than fifteen (15) days are required for its performance, then Tenant shall not be deemed to be in default hereunder if Tenant shall commence such performance within said 15-day period and thereafter proceeds diligently to prosecute the same to completion within the 30-day period following receipt of Landlord's notice;

         (C) Any removal or attempted removal, without the prior authorization of Landlord, of any of Tenant's fixtures, equipment, appliances or personal property from the Premises for any reason other than in the normal and usual operation of Tenant's business which evidences the intent of Tenant to abandon the Premises;

         (D) Abandonment of the Premises by Tenant as hereinafter defined in
Section 20.08;

         (E) Failure by Tenant to vacate the Premises immediately upon expiration or earlier termination of this Lease;

         (F) Any levy or attachment upon the leasehold interest of Tenant under this Lease;

         (G) An assignment by Tenant for the benefit of creditors or the appointment of a receiver for Tenant by legal proceedings or otherwise; or

         (H) Institution of bankruptcy proceedings by Tenant, or institution of bankruptcy proceedings against Tenant which are not withdrawn or dismissed within 60 days after the institution of said proceedings; provided, however, that, if a bankruptcy proceedings is commenced against Tenant and Tenant, within 30 days of the commencement of same, challenges the commencement of same and thereafter diligently pursues such challenge, then Tenant shall not be deemed in default under this paragraph unless and until the United States Bankruptcy Court enters an order adjudicating such challenge.

20.  REMEDIES OF LANDLORD

         20.01 Acceleration of Rent; Lease Termination. If Tenant commits, or allows an Event of Default to occur, the entire Rent for the remaining balance of the Term shall, at Landlord's option, immediately become due and payable as if by the terms of this Lease it were all payable in advance. In such event, Landlord shall serve upon Tenant written notice of such acceleration. At such time Landlord may also serve on Tenant written notice as to the effective date of termination of this Lease or, at Landlord's option, termination of Tenant's right to possession of the Premises without terminating this Lease. In such event Tenant shall have no right to avoid such termination by payment of any sum due or by the performance of any condition, obligation, term or covenant broken, but immediately shall surrender quiet and peaceable possession of the Premises to Landlord. Notwithstanding any statute, rule of law or decision of any court to the contrary, Tenant shall remain liable, even after termination of this Lease, for Rent (including accelerated Rent) due or to become due hereunder and for all damages caused by any or all of Tenant's non-payment defaults under this Lease. Notwithstanding the foregoing, the provisions set forth in this section concerning the acceleration of Rent shall not be applicable solely as a consequence of Landlord's or Tenant's election to terminate this Lease pursuant to the provisions hereof.

         20.02 Right of Landlord to Perform. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for 10 days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the Agreed Interest Rate from the date of such payments by Landlord, shall be payable as Additional Rent to Landlord on demand, and Tenant covenants to pay any such sums, and Landlord shall have, in addition to any other right or remedy of Landlord, the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the Rent.

         20.03 Reentry, Reletting. In case this Lease or Tenant's right to possession of the Premises shall be terminated as aforesaid, then Landlord, may, without notice, reenter the Premises, with or without the aid of legal process, repossess the Premises, expel or remove Tenant and any others who may be occupying or within the Premises and remove their property from the Premises (without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, such claims for damages hereby waived by Tenant) and terminate all services to Tenant, if any. If at any time, the Premises become abandoned, Landlord may also proceed in accordance with Section 20.08. Landlord may, but need not, use commercially reasonable efforts to attempt to relet the Premises or any part thereof. Such reletting may at Landlord's option be for a term which is less than or exceeds the period which would otherwise have constituted the balance of the Term, and Landlord may grant concessions or free rent or make improvements or additions to the Premises in order to facilitate reletting of the same, so long as Landlord's actions are commercially reasonable. Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. Landlord shall receive and collect all rents received from such reletting (during the balance of the Term) and shall first apply such rents against the expenses which Landlord may have incurred in recovering possession of the Premises, placing the same in good order and condition for re-letting and such other expenses (including brokers' commissions, attorneys' fees and other legal costs) which Landlord may have incurred in connection with such repossession and reletting, and apply the remaining rentals as credits against all rentals due and owing from Tenant to Landlord. The balance, if any, may be retained by Landlord. No such reentry by Landlord shall be deemed to be an acceptance of surrender by Tenant of this Lease or of the Premises.

         20.04 Acceptance of Delinquent Rentals. The acceptance by Landlord of delinquent rentals hereunder with knowledge of a breach by Tenant of any covenant herein or condition broken shall not in and of itself be deemed a waiver of such breach of condition broken, and any pending eviction proceedings or actions for monetary damages may be prosecuted further by Landlord without prejudice based upon this action alone.

         20.05 (A) In the event of default under this Lease by Tenant, in addition to any other rights or remedies provided for herein or at law or in equity, Landlord, at its sole option, shall have the following rights:

                  (1) The right to declare the term of this Lease ended and reenter the Premises and take possession thereof, and to terminate all of the rights of Tenant in and to the Premises.

                  (2) The right, without declaring the term of this Lease ended, to reenter the Premises and to occupy the same, or any portion there of, for and on account of the Tenant as hereinafter provided, and Tenant shall be liable for and pay to Landlord on demand all such expenses as Landlord may have paid, assumed or incurred in recovering possession of the Premises, including costs, expenses, attorney's fees and expenditures placing the same in good order, or preparing or altering the same for reletting, and all other expenses, commissions and charges paid by the Landlord in connection with reletting the Premises. Any such reletting may be for the remainder of the term of this Lease or for a longer or shorter period. Such reletting shall be for such rent and on such other terms and conditions as Landlord, in its sole discretion, deems appropriate. Landlord may execute any lease made pursuant to the terms hereof either in the Landlord's own name or in the name of Tenant or assume Tenant's interest in any existing subleases to any tenant of the Premises, as Landlord may see fit, and Tenant shall have no right or authority whatsoever to collect any rent from such tenants, subtenants, of the Premises. In any case, and whether or not the Premises or any part thereof is relet, Tenant, until the end of the Lease term shall be liable to Landlord for an amount equal to the amount due as Rent hereunder, less net proceeds, if any of any reletting effected for the account of Tenant. Landlord reserves the right to bring such actions for the recovery of any deficits remaining unpaid by the Tenant to the Landlord hereunder as Landlord may deem advisable from time to time without being obligated to await the end of the term of the Lease. Commencement of maintenance of one or more actions by the Landlord in this connection shall not bar the Landlord from bringing any subsequent actions for further accruals. In no event shall Tenant be entitled to any excess rent received by Landlord over and above that which Tenant is obligated to pay hereunder; or

                  (3) The right, even though it may have relet all or any portion of the Premises in accordance with the provisions of subsection (2) above, to thereafter at any time elect to terminate this Lease for such previous default on the part of the Tenant, and to terminate all the rights of Tenant in and to the Premises.

         (B) If Tenant breaches this Lease and abandons the Premises before the end of the term, or if its right of possession is terminated by Landlord because of Tenant's breach of this Lease, then this Lease may be terminated by Landlord at its option. On such termination Landlord may recover from Tenant, in addition to the remedies permitted at law and otherwise under this
Lease:

                  (1) The worth, at the time of the award, of the unpaid Base Monthly Rents and Additional Rents which had been earned at the time this Lease is terminated;

                  (2) The worth, at the time of the award, of the amount by which the unpaid Base Monthly Rents and Additional Rents which would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rents that Tenant proves could be reasonably avoided;

                  (3) The worth, at the time of the award, of the amount by which the unpaid Base Monthly Rent and Additional Rents for the balance of the Lease Term after the time of award exceeds the amount of such rental loss for such period as the Tenant proves could have been reasonably avoided; and

                  (4) Any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's breach of its obligations under this Lease, or which in the ordinary course of events would be likely to result therefrom. The detriment proximately caused by Tenant's breach will include, without limitation, (i) expenses for cleaning, repairing or restoring the Premises, (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting the Premises, (iii) brokers' fees and commissions, advertising costs and other expenses of reletting the Premises, (iv) costs of carrying the Premises such as taxes, insurance premiums, utilities and security precautions, (v) expenses of retaking possession of the Premises, (vi) reasonable attorney's fees and court costs, (vii) any unearned brokerage commissions paid in connection with this Lease, (viii) reimbursement of any previously waived Base Rent, Additional Rent, free rent or reduced rental rate, and (ix) any concession made or paid by Landlord to the benefit of Tenant in consideration of this Lease including, but not limited to, any moving allowances, contributions or payments by Landlord for tenant improvements or build-out allowances or assumptions by Landlord of any of the Tenant's previous lease obligations.

         20.06 Cumulative Remedies. All of Landlord's rights and remedies herein set forth (as well as those provided for at law and in equity) shall be cumulative and not exclusive and may be pursued simultaneously or separately at the sole option of Landlord. The pursuit of any remedy shall not constitute a waiver or forfeiture of any Rent or other sum due to Landlord hereunder or any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or any of its agents shall be deemed a termination of this Lease or acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of the Premises shall be valid unless in writing and signed by a duly authorized agent of Landlord. Forbearance by Landlord in enforcing one or more of the rights or remedies provided herein or under law upon an Event of Default shall not be deemed or constitute a waiver of such default or of Landlord's right to enforce any such rights or remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under this Lease, it becomes necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder or under law, Tenant agrees to pay such fees so incurred by Landlord upon demand therefor.

         20.07    INTENTIONALLY DELETED.

         20.08    Abandonment.

         (A) Abandonment of the Premises by Tenant shall constitute an Event of Default under this Lease and shall entitle Landlord, at its sole option, to exercise any of Landlord's remedies set forth herein or under applicable law. Tenant shall be deemed to have abandoned the Premises if Tenant, without the prior consent of Landlord, removes all or substantially all of Tenant's furniture, equipment, appliances and personal property from the Premises and Tenant is delinquent in the payment of the Rent due hereunder for more than 30 days.

         (B) Upon abandonment of the Premises by Tenant as aforesaid, Landlord shall make a good faith effort to serve written notice on Tenant (to the effect that, unless Tenant immediately cures its default by bringing its rent payments current and by giving Landlord adequate assurance that

Tenant is willing and able to perform its obligations under this Lease, Landlord intends to reenter the Premises and take possession thereof and that, if Landlord does so, Landlord may dispose of any remaining furniture, fixtures, equipment, appliances and personal property of Tenant); and shall also post the Premises with such notice. Both actions may be taken concurrently by Landlord, if Landlord elects to proceed under this section.

         (C) At any time more than five business days after the giving of the aforesaid notice to Tenant and the posting of the Premises (whichever shall later occur), Landlord may reenter the Premises and retake possession of the same on behalf of Tenant (such action by Landlord, however, shall not be deemed or construed to be an acceptance of surrender of possession of the Premises by Tenant unless otherwise stated in Landlord's notice to Tenant).

         (D) Further in the event of Landlord's reentry into the Premises as aforesaid, Landlord may take possession of any such remaining furniture, fixtures, equipment, appliances and personal property of Tenant in and about the Premises and, 10 days or more after said reentry, Landlord may sell or dispose of the same in a commercially reasonable manner; provided, however, that, if, prior to said sale or disposal, Tenant requests return of such property and simultaneously pays all delinquent rents and all of Landlord's reasonable expenses (including attorneys' fees and other legal costs) arising out of Tenant's abandonment, then Landlord shall return Tenant's property to Tenant. The proceeds received from any sale of Tenant's property by Landlord shall be applied as a credit against any delinquent rentals and expenses (including reasonable attorneys' fees and other legal costs). The balance, if any, shall be remitted to Tenant.

         (E) Property which may be removed from the Premises by Landlord pursuant to the authority of this section or any other provision of this Lease or by law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event by responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property not retaken by Tenant within 30 days after removal from the Premises shall, at Landlord's option, be deemed conveyed to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

         20.09 Past Due Sums; Interest. If Tenant fails to pay, when the same is due and payable, any Basic Rent, Additional Rent or other sum required to be paid by it hereunder, such unpaid amounts shall bear interest beginning on the due date thereof to the date of payment at the Agreed Interest Rate. Notwithstanding the foregoing, however, Landlord's right concerning such interest shall be limited by the maximum amount which may properly be charged by Landlord for such purposes under applicable law.

         20.10 Right of Landlord to Cure. If Tenant contends that Landlord shall have failed to perform any act required of it hereunder, to satisfy any of its obligations hereunder or to observe any provision of this Lease, Tenant shall, before exercising any right or remedy available to it, give Landlord written notice of the claimed breach, default or noncompliance. If, prior to its giving such notice, Tenant has been notified in writing of the address of a lender which has furnished any of the financing referred to in Article 31., concurrently with giving the aforesaid notice to Landlord, Tenant shall, by registered or certified mail, transmit a copy thereof to such lender. For the 45 days following the giving of the notice(s) required by the foregoing portion of this section (or such longer period of time as may be reasonably required to cure a matter which, due to its nature, cannot reasonably be rectified within 45 days), Landlord shall have the right to cure the breach, default or noncompliance involved. If Landlord has failed to cure a default within said period, any such lender shall have an additional 15 days within which to cure the same or, if such default cannot be cured within that period, such additional time as may be necessary if within such 15-day period said lender has commenced and is diligently pursuing the actions or remedies necessary to cure the breach, default or noncompliance involved (including commencement and prosecution of proceedings to foreclose or otherwise exercise its rights under its mortgage or other security instrument, if necessary to effect such cure), in which event this Lease shall not be terminated by Tenant so long as such actions or remedies are being diligently pursued by said lender.

21.  SURRENDER OF LEASE NOT MERGER

          21.01 The voluntary or other surrender of this Lease by Tenant, or mutual cancellation thereof, will not work a merger and will, at the option of Landlord, terminate all or any existing transfers, or may, at the option of Landlord, operate as an assignment to it of any or all of such transfers.

22.  ATTORNEYS FEES/COLLECTION CHARGES

         22.01 In the event of any legal action or proceeding between the parties hereto, reasonable attorneys' fees and expenses of the prevailing party in any such action or proceeding will be added to the judgment therein. Should Landlord be named as defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant will pay to Landlord its costs and expenses incurred in such suit, including reasonable attorney's fees, unless Landlord is found to be liable.

         22.02 If Landlord utilizes the services of any attorney at law for the purpose of collecting any rent due and unpaid by Tenant after written notice to Tenant of such nonpayment of rent or in connection with any other breach of this Lease by Tenant, Tenant agrees to pay Landlord reasonable attorneys' fees as determined by Landlord for such services, regardless of the fact that no legal action may be commenced or filed by Landlord

23.  CONDEMNATION

         23.01 If twenty-five percent (25%) or more of the square footage of the Premises is taken for any public or quasi-public purpose by any lawful government power or authority, by exercise of the right of appropriation, reverse condemnation, condemnation or eminent domain, or sold to prevent such taking, and if the remaining portion of the Premises will not be reasonably adequate for the operation of Tenant's business after Landlord completes such repairs or alterations as Landlord elects to make, either Tenant or the Landlord may at its option terminate this Lease by notifying the other party hereto of such election in writing within twenty (20) days after such taking. Tenant will not because of such taking assert any claim against the Landlord or the taking authority for any compensation because of such taking, and Landlord will be entitled to receive the entire amount of any award without deduction for any estate of interest of Tenant. If less than twenty-five percent (25%) of the Premises is taken, Landlord at its option may terminate this Lease. If Landlord does not so elect, Landlord will promptly proceed to restore the Premises to substantially its same condition prior to such partial taking, allowing for any reasonable effects of such taking, and a proportionate allowance based on the loss of square footage will be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises, which, Tenant is deprived on account of such taking and restoration.

24.  RULES AND REGULATIONS

         24.01 Tenant will faithfully observe and comply with any Rules and Regulations promulgated by Landlord for the Project and Landlord reserves the right to modify and amend them as it deems necessary. Landlord will not be responsible to Tenant for the nonperformance by any other Tenant or occupant of the Project of any of said Rules and Regulations.

         24.02 In the event that Tenant violates any such Rules and Regulations (subject to the cure period of Section 19.01(B) hereof), such failure to cure shall be deemed a material breach of this Lease by Tenant.

25.  ESTOPPEL CERTIFICATE

         25.01 Tenant will execute and deliver to Landlord, within ten (10) business days of Landlord's written demand, a statement in writing certifying that this Lease is in full force and effect, and that the Base Monthly Rent and Additional Rent payable hereunder is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the date to which rent and other charges are paid, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults if they are claimed and such other matters as Landlord may reasonably request. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrance of the Premises. In the event Tenant does not respond to Landlord's initial demand for such statement, Landlord shall submit a second demand ("Second Demand") for such statement. Tenant's failure to deliver such statement within ten business days of the Second Demand shall be conclusive upon Tenant that (1) this Lease is in full force and effect, without modification except as may be represented by Landlord; (2) there are no uncured defaults in Landlord's performance and (3) not more than one (1) month's rents has been paid in advance.

26.  SALE BY LANDLORD

         26.01 In the event of a sale or conveyance by Landlord of the Project the same shall operate to release Landlord from any liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. This Lease will not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee.

27.  NOTICES

         27.01 All notices, statements, demands, requests, consents, approvals, authorizations, offers, agreements, appointments, or designations under this Lease by either party to the other will be in writing and will be considered sufficiently given and served upon the other party if sent by certified or registered mail, return receipt requested, postage prepaid, delivered personally, or by a national overnight delivery service and addressed as indicated in 1.03 and 1.04.

28.  WAIVER

         28.01 The failure of Landlord to insist in any one or more cases upon the strict performance of any term, covenant or condition of the Lease will not be construed as a waiver of a subsequent breach of the same or any other covenant, term or condition; nor shall any delay or omission by Landlord to seek a remedy for any breach of this Lease be deemed a waiver by Landlord of its remedies or rights with respect to such a breach.

29.  HOLDOVER

         29.01 If Tenant remains in the Premises after the Lease Expiration date with the consent of the Landlord, and has not given prior written notice to Landlord, such continuance of possession by Tenant will be deemed to be a month-to-month tenancy at the sufferance of Landlord terminable on thirty
(30) day notice at any time by either party. All provisions of this Lease, except those pertaining to term and rent, will apply to the month-to-month tenancy. Tenant will pay a new Base Monthly Rent in an amount equal to 150% of the base monthly rent payable for the last full calendar month during the regular term of this Lease.

30.  DEFAULT OF LANDLORD/LIMITATION OF LIABILITY

         30.01 In the event of any default by Landlord hereunder, Tenant agrees to give notice of such default, by registered mail, to Landlord at Landlord's Notice Address as stated in 1.04 and to offer Landlord a reasonable opportunity to cure the default. In the event of any actual or alleged failure, breach or default hereunder by Landlord, Tenant's sole and exclusive remedy will be against Landlord's interest in the Project, and Landlord, its directors, officers, employees and any partner of Landlord will not be sued, be subject to service or process, or have a judgement obtained against him in connection with any alleged breach or default, and no writ of execution will be levied against the assets of any partner, shareholder or officer of Landlord. The covenants and agreements are enforceable by Landlord and also by any partner, shareholder or officer of Landlord.

31.  SUBORDINATION

         31.01 Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee with a lien on the Project or any ground lessor with respect to the Project, this Lease will be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Project, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant will, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver to Landlord any document or instrument reasonably requested by Landlord or its ground lessor, mortgagee or beneficiary under a deed of trust evidencing such subordination of this Lease with respect to any such ground lease or underlying leases or the lien of any such mortgage or deed of trust, within ten business days of request by Landlord. In the event Tenant does not so respond to Landlord's first request for such document, Landlord shall supply Tenant with a second request ("Second Request") for such document. If Tenant fails to respond to the Second Request within ten business days, Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such document in the name and on behalf of Tenant.

32.  DEPOSIT AGREEMENT

         32.01  INTENTIONALLY DELETED.

33.  GOVERNING LAW

         33.01 This Lease has been consummated in and shall be construed under the laws of the State of Nevada.

34.  NEGOTIATED TERMS

         34.01 This Lease is the result of the negotiations of the parties and has been agreed to by both Landlord and Tenant after prolonged discussion.

35.  SEVERABILITY

         35.01 If any provision of this Lease is found to be unenforceable, all other provisions shall remain in full force and effect.

36.  BROKERS

         36.01 Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease, except Grubb and Ellis-Nevada Commercial Group (Dave Schuster) and covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent, other than any identified above, with respect to this Lease or its negotiation.

37.  QUIET POSSESSION

         37.01 Tenant, upon paying the rentals and other payments herein required from Tenant, and upon Tenant's performance of all of the terms, covenants and conditions of this Lease on its part to be kept and performed, may quietly have, hold and enjoy the Premises during the Term of this Lease without disturbance from Landlord or from any other person claiming through Landlord.

38.  MISCELLANEOUS PROVISIONS

         38.01 Whenever the singular number is used in this Lease and when required by the context, the same will include the plural, and the masculine gender will include the feminine and neuter genders, and the word "person" will include corporation, firm, partnership, or association. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease will be joint and several.

         38.02 The headings or titles to paragraphs of this Lease are not a part of this Lease and will have no effect upon the construction or interpretation of any part of this Lease.

         38.03 This instrument contains all of the agreements and conditions made between the parties to this Lease. Tenant acknowledges that neither Landlord nor Landlord's agents have made any representation or warranty as to the suitability of the Premises to the conduct of Tenant's business. Any agreements, warranties or representations not expressly contained herein will in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease.

         38.04  Time is of the essence of each term and provision of this Lease.

         38.05 Except as otherwise expressly stated, each payment required to be made by Tenant is in addition to and not in substitution for other payments to be made by Tenant.

         38.06 Subject to Article 18, the terms and provisions of this Lease are binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of Landlord and Tenant.

         38.07 All covenants and agreements to be performed by Tenant under any of the terms of this Lease will be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.

         38.08 In consideration of Landlord's covenants and agreements hereunder, Tenant hereby covenants and agrees not to disclose any terms, covenants or conditions of this Lease to any other party without the prior written consent of Landlord.

         38.09 Tenant agrees it will provide to Landlord such financial information as Landlord may reasonably request for the purpose of obtaining construction and/or permanent financing for the Premises.

         38.10 If Tenant shall request Landlord's consent and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent; Tenant's sole remedy shall be an action for specific performance or injunction, and such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent or where as a matter of law Landlord may not unreasonably withhold its consent.

         38.11 Whenever a day is appointed herein on which, or a period of time is appointed in which, either party is required to do or complete any act, matter or thing, the time for the doing or completion thereof shall be extended by a period of time equal to the number of days on or during which such party is prevented from, or is reasonably interfered with, the doing or completion of such act, matter or thing because of labor disputes, civil commotion, war, warlike operation, sabotage, governmental regulations or control, fire or other casualty, inability to obtain materials, or to obtain fuel or energy, weather or other acts of God, or other causes beyond such party's reasonable control (financial inability excepted); provided, however, that nothing contained herein shall excuse Tenant from the prompt payment of any Rent or charge required of Tenant hereunder.

39.  CHANGE ORDERS

         39.01 All changes to the Premises and/or Landlord's Work requested by Tenant shall be referred to herein as "Change Orders." Tenant may request and/or approve changes to the Premises and/or Landlord's Work being provided by or through Landlord in writing to Landlord and Landlord's contractor. All such Change Orders shall be subject to Landlord's and Landlord's contractor's reasonable review and approval, which shall not be unreasonably withheld, but which approval may be based upon, without limitation, (1) Landlord's contractor's construction schedule and any delays resulting from the construction of the work required by the desired Change Order, (2) the required time to prepare and complete plans, drawings, and specifications for the work required by the desired Change Order, (3) the availability of subcontractors and materials to complete the work required by such Change Order, (4) whether the work required by the desired Change Order is likely to (A) adversely affect Building systems or the structure or safety of the Building and/or its occupants, (B) impair Landlord's ability to furnish services to Tenant or other tenants in the Building, (C) materially increase the cost of operating the Building, (D) violate any governmental or administrative requirements, or any laws, rules, regulations, codes, or ordinances, (E) contain or use Hazardous Waste (as defined in Article 7. above), or (F) adversely affect the appearance of the Building, and (5) any other matters reasonably deemed pertinent by Landlord or Landlord's contractor. Tenant agrees to pay all the direct and indirect costs of additional work required by such Change Orders, including, without limitation, Landlord's contractor's overhead and profit, and the cost of all plans, drawings, specifications, permits, fees, labor, and materials (the "Change Order Cost") in accordance with the provisions of this Section 39.01. The cumulative Change Order Cost in excess of One Hundred Thousand Dollars ($100,000) shall be paid within ten (10) days of receipt of a billing therefor from Landlord. The Change Order Cost up to One Hundred Thousand Dollars ($100,000), together with interest accruing at the rate of ten and one-half percent (10.5%) per annum on the declining principal balance of such amount, shall be added to the amounts of Base Monthly Rent specified in Section 1.07 above and paid over a five (5) year period commencing on the Commencement Date, which amount shall be included in and payable as additional Base Monthly Rent commencing on the Commencement Date and continuing on the first (1st) day of each succeeding month thereafter for the above described five (5) year period. Landlord shall give Tenant notice of the amount of additional Base Monthly Rent payable pursuant to this Section 39.01; provided, however, that the failure of Landlord to provide such notice shall not be construed as a waiver of the payment of such amount. In the event this Lease terminates prior to the expiration of such five (5) year period for any reason other than (1) a default by Landlord hereunder, or (2) a termination pursuant to Section 17.01 above resulting from damage or destruction to the Premises or Project, then Tenant agrees to pay to Landlord the unamortized portion of the Change Order Costs within ten (10) days after such termination. Landlord agrees to bill Tenant only upon receipt of a billing for the Change Order Cost attributable to such work from Landlord's contractor, subcontractors, or suppliers. All Change Order Costs shall constitute Additional Rent due under this Lease.

40.  SPECIAL PROVISIONS

         40.01 Special provisions of this Lease number 41 through 42 and Exhibits A through G are attached hereto and made a part hereof.

41.  RENEWAL OPTIONS

         41.01 Tenant is hereby granted two (2) options (each, an "Extension Option," and collectively, the "Extension Options,") to extend the Lease Term for an additional term of five (5) years (each, an "Extension Term" and collectively, the "Extension Terms") each beginning on the day after expiration of the Initial Lease Term or the first Extension Term, as the case may be, and expiring on the date five (5) years thereafter (unless terminated sooner pursuant to any other terms or provisions of the Lease), on all of the same terms and conditions as set forth in the Lease, but at an adjusted Base Monthly Rent as set forth in Section 41.02 below (and without any additional option to extend the Lease Term after the expiration of the second Extension
Term). The Extension Options may be exercised by Tenant only by delivery of written notice of such exercise (the "Extension Notice") to Landlord, which Extension Notice must be received by Landlord at least one hundred eighty
(180) days before the expiration of the Initial Lease Term, or the first Extension Term, as applicable. If Tenant fails to timely deliver the Extension Notice, or if this Lease is terminated pursuant to any of its other terms or provisions prior to the expiration of the Initial Lease Term or the first Extension Term, as the case may be, all remaining Extension Options shall lapse, and Tenant shall have no right to extend or further extend the Lease Term. Each Extension Option shall be exercisable by Tenant on the express conditions that (1) at the time of delivery of Tenant's Extension Notice and at all times thereafter and prior to the commencement of the applicable Extension Term, Tenant shall not be in default under this Lease,
(2) Tenant has not previously been in default (whether or not such default has been timely cured) under this Lease on more than three (3) occasions during the Lease Term, and (3) Tenant has not Transferred all or any portion of its interest under this Lease, it being understood that the Extension Options are personal to the original named Tenant under this Lease. After exercise of each Extension Option by Tenant in accordance with the foregoing provisions, Tenant's obligation to renew shall be irrevocable by Tenant.

         41.02 Base Monthly Rent during each thirty (30) month period of each Extension Term shall be computed as follows. As used herein, the term, "Extension Adjustment Month," shall mean the first (1st) and thirty-first
(31st) months of each Extension Term, the term, "Extension Comparison Index," shall mean the Index published and which is in effect the third month preceding the commencement of the applicable Extension Adjustment Month, and the term, "Beginning Index," shall mean the Index published which is in effect during the eighty-eighth (88th) month of the Lease Term. Base Monthly Rent for each thirty (30) month period during each Extension Term shall be the product of the Base Monthly Rent as specified in Section 1.07 above (for months 91-120 of the Initial Lease Term) multiplied by a fraction, the numerator being the applicable Extension Comparison Index and the denominator being the Beginning Index. In no event, however, shall the Base Monthly Rent during any period of any Extension Term be less than the Base Monthly Rent due during the immediately preceding period of the Lease Term. Landlord will give Tenant notice of each increase by written invoice; however, failure of Landlord to give such notice shall not be construed as a waiver of the increase and any such increased amount shall accrue as rent. If after this Lease is executed, the Index is discontinued or revised during the Extension Term, Landlord reserved the right to use a conversion factor, formula or table as may be published by the Bureau of Labor Statistics or a different Index in order to obtain substantially the same result.

42.      RIGHT OF FIRST OFFER ON ADJACENT PREMISES.

         42.01 Tenant acknowledges that Landlord has not yet leased the remaining portion of the Project consisting of approximately ninety-nine thousand (99,000) square feet (the "Adjacent Premises"), located immediately north of the Premises. Tenant agrees that Landlord shall have the right to lease all or any portion of the Adjacent Premises to any person or entity, in any manner, and at any time Landlord desires, in Landlord's sole and absolute discretion, and Tenant shall have no right or interest with respect thereof, except as set forth in this Article 42.

         42.02 At any time during the twelve (12) month period commencing on the Commencement Date, prior to leasing all or any portion of the Adjacent Premises for the first time, Landlord shall on one (1) occasion deliver to Tenant a written right of first offer notice (the "ROFO Notice") which Tenant shall have the right to accept or reject in accordance with the following provisions with respect to the entire Adjacent Premises. Tenant's right to lease the Adjacent Premises shall be for such terms and conditions as are set forth in the ROFO Notice as determined by Landlord in Landlord's sole and absolute discretion (the "ROFO"), and shall only be for the entire Adjacent Premises. Tenant shall have five (5) business days from receipt of the ROFO Notice to accept or reject the ROFO. Tenant shall accept or reject the ROFO by delivery of written notice of acceptance to Landlord before the end of the fifth (5th) business day after receipt of the ROFO Notice. In the event Tenant provides a written rejection, does not accept the ROFO Notice in its entirety, makes modifications to the foregoing terms, or otherwise fails to provide written notice of acceptance to Landlord within the foregoing period, then Tenant shall be deemed to have rejected the ROFO and Landlord shall be free to lease all or any portion of the

Adjacent Premises to any party on any economic terms as desired by Landlord at any time. Upon acceptance by Tenant of the ROFO as provided herein, Tenant's obligations to lease the Adjacent Premises in accordance with the terms and conditions set forth in this Article 42. shall be irrevocable.

         42.03 Tenant acknowledges and agrees that in the event Landlord fails for any reason to deliver the ROFO Notice as provided in Section 42.02 above, Tenant's sole and exclusive remedy shall be to attempt to recover its actual out-of-pocket costs incurred in expanding such portion of its operations which cannot further be operated in the Premises to another alternative facility as a result of Landlord's failure and that Tenant shall not be entitled to consequential, special or other damages, including without limitation, additional excess rent over and above the rent payable under this Lease for alternative expansion Premises.

         42.04 The Adjacent Premises shall be delivered to Tenant in their condition at the time of the exercise by Tenant of the ROFO in accordance with the provisions of Section 42.02 above. In the event Tenant timely accepts the ROFO as set forth in Section 42. above, Landlord shall prepare and deliver to Tenant an amendment to this Lease, including the ROFO terms and additional terms and conditions substantially similar to those set forth in this Lease (the "ROFO Lease Amendment"). Tenant shall execute the ROFO Lease Amendment within ten (10) days after receipt from Landlord and Tenant's obligation to pay rent for the Adjacent Premises shall commence upon delivery of the Adjacent Premises by Landlord to Tenant.

         42.05 Landlord's obligation to provide Tenant with a ROFO Notice and Tenant's right to accept the ROFO shall terminate and are expressly conditioned upon (1) at the time of the delivery of the ROFO Notice and acceptance by Tenant of the ROFO, and at the time of the execution of the ROFO Lease Amendment, Tenant shall not be in default under this Lease and no facts or circumstances exist which, with notice or passage of time, or both, would constitute a default under this Lease, (2) Tenant has not previously been in default (whether or not such default has been timely cured) on more than three (3) occasions during the Lease Term, and (3) Tenant has not Transferred, sublet, or assigned all or any part of the Premises, or any of Tenant's interest in this Lease, it being understood that, the ROFO is personal to the original named Tenant under this Lease Tenant's right to exercise the ROFO shall expire upon the expiration or earlier termination of this Lease. Upon any termination of Tenant's rights provided in this Section 42.05, Landlord may lease the Adjacent Premises to any third party upon any terms and conditions desired by Landlord at any time.

43. GOVERNMENTAL COMPLIANCE.

         43.01 Landlord represents and warrants that, as of the Commencement Date, the Premises and Landlord's Work comply with the Americans With Disabilities Act of 1990 (together with regulations related thereto or interpretations thereof, the "ADA"), and all other laws, regulations and building codes applicable to the Premises (collectively the "Governmental Requirements"). Upon receipt from Tenant of notice of any portion of the Premises or Landlord's Work which does not conform to the foregoing representation and warranty within the one (1) year period commencing on the Commencement Date, Landlord agrees to exercise commercially reasonable efforts to promptly correct the same. Tenant understands and agrees that Tenant must provide written notice to Landlord within the one (1) year period specified above and that such representation and warranty shall expire on the first (1st) anniversary of the Commencement Date. Tenant further agrees that Tenant shall make, at Tenant's sole cost and expense, all alterations, additions or changes to the Project and the Premises that may be required under the ADA and other Governmental Requirements as a result of (1) Tenant's use of the Premises or the Project, (2) any use of the Premises or Project which shall be determined to constitute a "public accommodation" under the ADA, (3) any alterations, improvements, or changes made to the Premises, including, without limitation, Change Orders, by Tenant or at Tenant's request, whether or not Landlord's consent is required pursuant to Section
10.01 hereof, and (4) any changes or amendments to the ADA and/or other Governmental Requirements after the date hereof.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year indicated by Landlord's execution date as written below.

         Individuals signing on behalf of a Tenant warrant that they have the authority to bind their principals. In the event that Tenant is a corporation, Tenant shall deliver to Landlord, concurrently with the execution and delivery of this Lease, a certified copy of corporate resolutions adopted by Tenant authorizing said corporation to enter into and perform the Lease and authorizing the execution and delivery of the Lease on behalf of the corporation by the parties executing and delivering this Lease. THIS LEASE, WHETHER OR NOT EXECUTED BY TENANT, IS SUBJECT TO ACCEPTANCE AND EXECUTION BY LANDLORD, ACTING ITSELF OR BY ITS AGENT ACTING THROUGH ITS PRESIDENT, VICE PRESIDENT, OR ITS DIRECTOR OF LEASING AND MARKETING.

Landlord:  DP OPERATING                Tenant: UNITED STATIONERS SUPPLY CO., AN
PARTNERSHIP, L.P., A DELAWARE          ILLINOIS CORPORATION
LIMITED PARTNERSHIP, BY:  DERMODY
PROPERTIES, A NEVADA CORPORATION,
ITS GENERAL PARTNER

By:                                    By:
     ------------------------------         -----------------------------------
         Michael C. Dermody

Its:     PRESIDENT                     Its:
     ------------------------------         -----------------------------------
                                            (Name, Title)

Date:                                  Date:
     ------------------------------          ----------------------------------
           (Execution date)                  (Execution date)